UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9,2022

Viant Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40015	85-3447553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2722 Michelson Drive, Suite 100

Irvine, CA, 92612

(Address of principal executive offices and zip code)

(949) 861-8888

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05Costs Associated with Exit or Disposal Activities.

On December 9, 2022, Viant Technology Inc. (the “Company”) approved a plan to reduce the Company’s current workforce by 46 employees, representing approximately 13% of the Company’s total workforce. This decision was based on cost-reduction initiatives intended to reduce operating expenses and sharpen the Company’s focus on key growth priorities in light of the current adverse macroeconomic environment. The Company expects that the reduction in force will be substantially completed within approximately 60 days of December 9, 2022.

The Company currently estimates that it will incur non-recurring charges of approximately $1.2 million in connection with the reduction in force, primarily consisting of cash severance payments, employee benefits and related costs. The Company expects that substantially all of these charges will be incurred in the fourth quarter of 2022. Of the total charges, substantially all charges are expected to be future cash expenditures. The charges the Company expects to incur are subject to assumptions and actual expenses may differ materially from the estimates disclosed above. The Company may also incur additional costs not currently contemplated due to events that may occur as a result, or that are associated with, the reduction in force.

Item 7.01Regulation FD Disclosure.

On November 9, 2022, the Company reported its financial results for the quarter ended September 30, 2022, and provided guidance for the quarter ending December 31, 2022. As of December 9, 2022, the Company continues to expect revenue to be in the range of $52.0 million to $57.0 million and Adjusted EBITDA to be approximately in the range of $(1.5) million to $1.0 million for the quarter ending December 31, 2022. The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated charges in connection with the reduction in force, the timing and process for the completion of the reduction in force and the Company’s ability to reduce operating expenses and achieve its key growth priorities, and the Company’s projected financial performance, including the Company’s guidance for revenue and adjusted EBITDA. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the possibility that: there are impediments to the Company’s ability to execute the reduction in force as currently contemplated; the actual charges in implementing the reduction in force are higher than anticipated; there are changes to the assumptions on which the estimated charges associated with the reduction in force are based; there are unintended consequences from the reduction in force that impact the Company’s business; the market for programmatic advertising developing slower or differently than the Company’s expectations; and the demands and expectations of customers and the ability to attract and retain customers  and other economic, competitive, governmental and technological factors outside of the Company’s control that may cause the Company’s business, strategy or actual results to differ materially from the forward-looking statements. The Company does not intend and undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure defined by the Company as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to the Company’s core operations, such as restructuring charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. The Company is not able to estimate net income (loss) on a forward-looking basis or reconcile the guidance provided for adjusted EBITDA to net income (loss) on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from adjusted EBITDA; in particular, the measures and effects of the Company’s stock-based compensation related to new equity grants that are directly impacted by unpredictable fluctuations in its share price, which the Company expects could have a significant and potentially unpredictable impact on its future GAAP financial results.

Adjusted EBITDA is used by the Company’s management and board of directors to understand and evaluate the Company’s core operating performance and trends, to prepare and approve the Company’s annual budget and to develop short- and long-term operational plans. In particular, the Company believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of its business and provide information to investors and the market in understanding and evaluating the Company’s operating results in the same manner as its management and board of directors.

Adjusted EBITDA should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered as a measure of the Company’s liquidity. Further, the Company’s definition of adjusted EBITDA may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The Company’s presentation of adjusted EBITDA, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIANT TECHNOLOGY INC.

Date: December 9, 2022	By:	/s/ Tim Vanderhook
Tim Vanderhook
Chief Executive Officer and Chairman

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